UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2009
CNB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-30665	55-0773918

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 S, WASHINGTON STREET
BERKELEY SPRINGS, WV 25411
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (304) 258-1520
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Section 8 — Other Events
Item 8.01
On February 19, 2009, Robert L. Hawvermale, a director of CNB Financial Services, Inc. (the “Company”) since 2000 and a director of CNB Bank, Inc. since 1967 passed away. Mr. Hawvermale served as the Vice Chairman of the Board of Directors from 1999 until his death. Mr. Hawvermale’s wealth of knowledge played a major role in CNB’s successes and vision over the years. The staff and management of CNB Financial Services, Inc. and CNB Bank, Inc. appreciated the time and energy Mr. Hawvermale devoted to the Company. Mr. Hawvermale’s guidance and fellowship will be missed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL SERVICES, INC.

By:	/s/ Thomas F. Rokisky

Thomas F. Rokisky President/CEO
Date: March 9, 2009